UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2019 (December 20, 2018)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2018, Greif, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission (“SEC”), regarding its proposed acquisition of Caraustar Industries, Inc. (“Caraustar”). Item 1.01 of the Initial 8-K contained descriptions of material definitive agreements entered into by the Company with respect to the proposed acquisition, namely: (a) a definitive Agreement and Plan of Merger, dated December 20, 2018 (the “Merger Agreement”), among two of the Company’s subsidiaries, the parent of Caraustar, and a representative of the sellers; and (b) a Commitment Letter, dated December 20, 2018 (the “Original Commitment Letter”), among the Company and a syndicate of financial institutions. The descriptions of the Merger Agreement and the Commitment Letter and the transactions contemplated thereby contained in Item 1.01 of the Prior 8-K are incorporated herein by reference.

On December 26, 2018, the Company filed a Current Report on Form 8-K/A (Amendment No. 1) to the Initial 8-K (the “Amended 8-K”) with the SEC. The Merger Agreement and the Original Commitment Letter were filed as exhibits to the Amended 8-K.

On January 14, 2019, the Company and a syndicate of financial institutions entered into an amended and restated commitment letter, dated January 14, 2019, which amended and restated the Original Commitment Letter in its entirety (the “A&R Commitment Letter”). The A&R Commitment Letter is on substantially the same terms as the Original Commitment Letter, other than that additional financial institutions are named therein as “Lead Commitment Parties,” “Commitment Parties” and "Co-Managers."

The foregoing description of the A&R Commitment Letter and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in its entirety by, the full text of the A&R Commitment Letter attached to this Current Report on Form 8-K/A as Exhibit 10.1, which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(i)	Exhibits.

Exhibit No.	Description
10.1
Amended and Restated Commitment Letter, dated January 14, 2019, by and among Greif, Inc., Wells Fargo, National Association, Wlls Fargo Securities LLC, JP Morgan Chase Bank, NA, Goldman Sachs Bank USA, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citizens Bank, N.A., Coöperative Rabobank U.A., New York Branch, ING Bank N.V., Dublin Branch, MUFG Bank, Ltd., The Toronto-Dominion Bank, New York Branch, and U.S. Bank National Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: January 18, 2019	By	/s/ Gary R. Martz
Gary R. Martz Executive Vice President, General Counsel and Secretary